SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 13, 1996

                           Mariner Health Group, Inc.
- --------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                     0-21512                   06-1251310
- ----------------------------         ------------            -------------------
(State or Other Jurisdiction         (Commission                (IRS Employer
      of Incorporation)              File Number)            Identification No.)

125 Eugene O'Neill Drive, New London, Connecticut                       06320
- -------------------------------------------------                     ----------
(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's telephone number, including area code: (860) 701-2000
                                                          ---------------



                                      -2-

ITEM 5. OTHER EVENTS.

    This Current Report on Form 8-K of Mariner Health Group, Inc. ("Mariner" or the "Company") is being filed to (i) disclose the consolidated balance sheets of Mariner as of December 31, 1994 and 1995 and the related consolidated statements of operations, cash flows and stockholder's equity for each of the three years in the period ended December 31, 1995, which have been restated to give retroactive effect to the merger with MedRehab, Inc., which has been accounted for as a pooling of interests, (ii)supplementally certain historical financial information relating to Regency Health Care Centers, Inc. ("Regency"), which was acquired by Mariner in May 1996, and (iii) disclose certain updated pro forma information relating to the Company and its recent acquisition.




                                      -3-

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)  Financial Statements of Business Acquired.  None.

      (b)  Pro Forma Financial Information.  None.

      (c)  Exhibits.

EXHIBIT NO.         DESCRIPTION
- -----------         -----------
23.1                Consent of Coopers & Lybrand L.L.P.
27.1                Financial Data Schedule
99.1                The  following  audited  financial  statements  of  Mariner, together with the report thereon  manually signed by Coopers
                    & Lybrand L.L.P.:

                             Consolidated Balance Sheets as of December 31, 1994 and 1995

                             Consolidated Statements of Operations for the years ended
                             December 31, 1993, 1994 and 1995

                             Consolidated Statements of Cash Flows for the years ended
                             December 31, 1993, 1994 and 1995

                             Consolidated Statements of Stockholders' Equity for the
                             years ended December 31, 1993, 1994 and 1995

                             Notes to Consolidated Financial Statements

99.2                The following unaudited interim financial statements of Regency:

                             Balance Sheets as of March 31, 1996 and 1995

                             Statements of Operations for the three months ended
                             March 31, 1996 and 1995

                             Statements of Cash Flows for the three months ended
                             March 31, 1996 and 1995

                             Notes to Financial Statements





                                      -4-

99.3                The following unaudited pro forma combined financial statements:

                             Pro Forma Combined Balance Sheet as of March 31, 1996

                             Pro Forma Combined Statement of Operations for the three
                             months ended March 31, 1996

                             Pro Forma Combined Statement of Operations for the year
                             ended December 31, 1995

                             Notes to Unaudited Pro Form Combined Financial Information





                                      -5-

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MARINER HEALTH GROUP, INC.

Dated: June 13, 1996                  By:    /s/ Jeffrey W. Kinell
                                         ---------------------------------------
                                             Jeffrey W. Kinell
                                             Executive Vice President, Treasurer
                                             and Chief Financial Officer





                                      -6-

                                  EXHIBIT INDEX



EXHIBIT NO.         DESCRIPTION
- -----------         -----------
23.1                Consent of Coopers & Lybrand L.L.P.
27.1                Financial Data Schedule
99.1                The  following  audited  financial  statements  of  Mariner, together with the report thereon  manually signed by Coopers
                    & Lybrand L.L.P.:

                             Consolidated Balance Sheets as of December 31, 1994 and 1995

                             Consolidated Statements of Operations for the years ended
                             December 31, 1993, 1994 and 1995

                             Consolidated Statements of Cash Flows for the years ended
                             December 31, 1993, 1994 and 1995

                             Consolidated Statements of Stockholders' Equity for the
                             years ended December 31, 1993, 1994 and 1995

                             Notes to Consolidated Financial Statements

99.2                The following unaudited interim financial statements of Regency:

                             Balance Sheets as of March 31, 1996 and 1995

                             Statements of Operations for the three months ended
                             March 31, 1996 and 1995

                             Statements of Cash Flows for the three months ended
                             March 31, 1996 and 1995

                             Notes to Financial Statements

99.3                The following unaudited pro forma combined financial statements:

                             Pro Forma Combined Balance Sheet as of March 31, 1996

                             Pro Forma Combined Statement of Operations for the three
                             months ended March 31, 1996

                             Pro Forma Combined Statement of Operations for the year
                             ended December 31, 1995

                             Notes to Unaudited Pro Form Combined Financial Information